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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 9, 2000

                             INVITROGEN CORPORATION
               (Exact name of registrant as specified in charter)

         Delaware                     0-25317                     33-0373077
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

1600 Faraday Avenue, Carlsbad, CA                                         92008
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (760) 603-7200

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

On July 9, 2000, Invitrogen Corporation ("Invitrogen") announced that it signed a definitive agreement with Dexter Corporation ("Dexter") providing for a merger of Dexter into Invitrogen in which all of Dexter's outstanding shares of common stock will be converted into $62.50 per share in cash and Invitrogen stock. A copy of the definitive merger agreement between Dexter and Invitrogen is filed as Exhibit 2.1 hereto.

In addition to the merger with Dexter, Invitrogen also agreed to a merger with Life Technologies, Inc. ("Life Technologies") in which shares of Life Technologies common stock will be converted into $60 per share in cash and Invitrogen stock. Dexter currently owns approximately 75 percent of Life Technologies' common stock. A copy of the definitive merger agreement between Life Technologies and Invitrogen is filed as Exhibit 2.2 hereto.

A copy of the press release announcing the execution of the definitive merger agreements dated July 9, 2000 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits:


          2.1 Agreement and Plan of Merger dated as of July 7, 2000, between Invitrogen Corporation and Life Technologies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule.

          2.2 Agreement and Plan of Merger dated as of July 7, 2000, between Invitrogen Corporation and Dexter Corporation. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule.

          99.1 Press Release, dated July 9, 2000, announcing the execution of the Agreement and Plan of Merger between Invitrogen Corporation and Life Technologies, Inc., and the execution of the Agreement and Plan of Merger between Invitrogen Corporation and Dexter Corporation.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2000                    INVITROGEN CORPORATION


                                       By: /s/ James R. Glynn
                                           -------------------------
                                           James R. Glynn
                                           Chief Financial Officer


                                       -2-

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                                INDEX OF EXHIBITS


Exhibit     Description
-------     -----------
2.1         Agreement and Plan of Merger dated as of July 7, 2000, between
            Invitrogen Corporation and Life Technologies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule.

2.2 Agreement and Plan of Merger dated as of July 7, 2000, between Invitrogen Corporation and Dexter Corporation. Schedules and similar attachments to this Exhibit have not been filed; upon request, Invitrogen will furnish supplementally to the Commission a copy of any omitted schedule.

99.1 Press Release, dated July 9, 2000, announcing the execution of the Agreement and Plan of Merger between Invitrogen Corporation and Life Technologies, Inc., and the execution of the Agreement and Plan of Merger between Invitrogen Corporation and Dexter Corporation.


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